Economic Evaluation of Direct
Costs Associated with Harvesting
Autogenous Bone Graft in Foot
and Ankle Fusion Surgery

Nicholas A. Abidi, M.D.

Kathryn P. Anastassopoulos, M.S.

Stacey J. Ackerman, MSE, PhD

Disclosures

My Disclosures

Editorial Board Foot and Ankle Techniques

Reviewer: FAI, JBJS, JofTrauma, JAAOS

Consultant:  Acumed, Arthrex, Biomet, Biomimetic

Anastassopoulos and Ackerman - Covance Market Access, Inc.

Consultant:  BioMimetic Therapeutics

Introduction

Foot and ankle arthrodesis are commonly performed
in the US

110,000 procedures per year in US

Bone graft is frequently used as an adjunct

Iliac Crest

Proximal Tibia

Distal Tibia

Calcaneus

Introduction

The cost of bone grafting has been studied well in the
Spine Literature

Polly et al, Orthopaedics October, 2003

Cost comparison of BMP-2 vs. ICBG

St. John et al, American Journal of Orthopaedics January
2003

Physical and Monetary Costs Associated with Bone Graft
Harvesting (ICBG)

Introduction

No multicenter studies currently which assess direct costs of
ICBG and Local Bone Graft (LBG) in foot and ankle
arthrodesis procedures

We will address ICBG/LBG peri-operative costs in the
hospital, outpatient surgery center, post-operative pain and complication management

This study is designed to assist surgeons, hospitals and payers when developing cost/benefit analyses regarding utilization of orthobiologic bone graft substitute materials which may
eliminate the need for ICBG/LBG in foot and ankle surgery

Materials and Methods

Ten AOFAS/AAOS
Surgeons across the country-
academic and private
practice mixture

Average of 14 years
experience in foot and ankle
arthrodeses and bone
grafting

Survey instrument mailed
out, analyzed by Covance
Market Access statisticians

Materials and Methods

ICBG and LBG frequency of utilization

Additional time-operative, anesthesia, recovery room,
admission to the floor-due to graft

Additional instrumentation sets utilized for grafting

Additional bone grafting materials used to extend
autograft and backfill autograft donor site

Materials and Methods

Profile of their practices

Number of ankle and hindfoot arthrodeses per year

Patient demographics

Payer types

Etiology and clinical success rates following foot and
ankle arthrodeses

Hospital data-charge data for all costs associated
with grafting were anonymously collected for each
institution- costs were based upon regional Medicare
conversion factor (FY 2006)

Materials and Methods

Assumptions

General anesthesia utilized in all patients when accounting for additional time charges

Material used for graft site backfill-allograft chips

Material used for extender-DBM

50% (ICBG) of patients require 21 additional days of pain meds due to graft site @ $3.76 per pill

Complication analysis

None reported by authors

Reviewed national literature-incidence moderate to severe-
resulting in re-hospitalization/surgical intervention

1% on average=$5000 per episode

Results

Number of Autograft Procedures

Performed Per Year (For Foot/Ankle Fusion)

Mean (SD)

Proximal Tibia

32.5 (30.3)

Calcaneus

19.1 (22.0)

Distal Tibia

13.6 (21.5)

Iliac Crest

5.0 (7.8)

Other

1.2 (3.8)

Number of Foot/Ankle Fusion Procedures
Performed Per Year

Mean (SD)

Ankle

21.6 (11.1)

Hindfoot

32.9 (13.4)

Midfoot

23.0 (14.9)

Other

26.9 (45.8)

Results

Characteristic

Mean (SD)

Patient average age, years

50.7 (9.2)

Patient gender, percent male

58.3 (12.0)

Patient insurance type, percent of patients

    Commercial insurance

66.0 (15.0)

    Medicare

22.9 (10.1)

    Indemnity

4.0 (9.3)

    Medicaid

1.9 (3.2)

    Self-pay

1.3 (3.1)

    Uninsured

0.2 (0.6)

    Other

3.7 (7.6)

Results

Characteristic

Mean (SD)

Diagnosis, percent of patients

    Post-traumatic injury/deformity

57.0 (21.4)

    Primary arthritis

29.1 (17.6)

    Rheumatoid arthritis

9.8 (6.8)

    Other

4.1 (5.6)

Estimated clinical success rate† , percent of patients

    Ankle arthrodesis

92.8 (7.4)

    Hindfoot arthrodesis

90.6 (6.3)

    Midfoot arthrodesis

90.2 (7.5)

Results

Mean (SD)

Medical Resource

Iliac

Crest
(N=7)

Local Donor
Site
(N=10)

Operating room time (minutes)

37.9 (17.0)

22.1 (21.6)

Recovery room time (minutes)

25.0 (12.3)

3.5 (9.4)

Room & board time, inpatient (days)

0.8 (0.6)

0.0 (0.0)

Room & board time, outpatient (hours)

0.4 (0.7)

% of patients requiring backfill of donor site

7.9 (10.8)

38.5 (43.1)

% of patients requiring autograft extender

8.9 (11.6)

17.7 (18.1)

Results-Hospital Average Cost/Patient

Iliac Crest

Local Graft

Cost Driver

Inpatient

(N=7)

Mean (SD)

Inpatient

(N=9)

Mean (SD)

Outpatient

(N=10)

Mean (SD)

Operating Room

$1,077 (564)

$524 (361)

$411 (299)

Recovery Room

$122 (76)

$9 (18)

$8 (17)

Room & Board

$522 (489)

$0 (0)

N/A

Anesthesia

$121 (101)

$72 (61)

$68 (59)

Backfill

$15 (21)

$84 (85)

$76 (85)

Extender

$48 (63)

$108 (99)

$97 (99)

Complication
Management

$50 (-)

$50 (-)

$50 (-)

Total

$1,955

$847

$710

Total Direct Medical Costs

Iliac Crest

Local Graft

Medical Resource

Inpatient

Inpatient

Operating Room

$1,077

$524

Recovery Room

$122

$9

Room & Board

$522

$0

Anesthesia

$121

$72

Backfill

$15

$84

Extender

$48

$108

Complications

$50

$50

Pain Management

$237

$59

Physician Services

$231

$211

Total

$2,423

$1,117

Discussion

Prior Studies

Scranton et al Foot Ankle Aug. 2002

Luber et al Foot Ankle Nov. 1998

Charges not costs used to calculate data

Single center studies

Cost Driver

Abidi
(2009)

Polly (2001)

Key Differences

Operating Room

$1,077

$540

Increased unit costs

Room & Board

$522

$231

Increased unit costs

Recovery Room

$122

$45

Increased unit costs

Anesthesia

$121

$60

Increased unit costs

Bone Graft
Harvester

N/A

$146

Assumed to be included in OR charge

Autograft

Extender

$48

$327

Polly assumed 3X higher frequency of
use and more expensive unit costs

Backfill

$15

$20

-

Supplies

N/A

$105

Assumed to be included in OR charge

Blood Loss

N/A

$4

Assumed to be included in OR charge

Complication
Mgmt

$50

$167

Polly assumed a higher complication
rate (3% vs. 1%)

Total

$1,955

$1,645

Clinical Significance

Must weigh many factors when deciding between
ABG vs. orthobiological device

Augment/enhance vs. substitute

Time, cost and morbidity associated with ABG

Efficacy and cost of Orthobiological devices

Currently need to consider Hospital Acquired
Conditions (HAC) penalties to surgeon via un-
expected readmission-Quality reporting and lack of
payment to all for readmission

Conclusions

ABG is associated with significant additional tangible
costs to foot and ankle arthrodesis surgery

Very little of these costs are attributable to the surgeon

Total Direct Increased Cost

ICBG-$2423              LBG-$1117

It is very difficult to quantify to human costs attributable to bone grafting such as prolonged pain, loss of function
and need for additional procedures

Must also consider elimination of Hospital Acquired
Conditions (HAC)